Exhibit 10.31
FARO Technologies, Inc. 2022 Equity Incentive Plan
Restricted Stock Unit Award Agreement

You have been selected to participate in the FARO Technologies, Inc. 2022 Equity Incentive Plan (the “Plan”), as specified below:

Grantee: ____________________
Grant Date: _________________
Number of Restricted Stock Units Granted:___________

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) evidences the grant of restricted stock units (the “Restricted Stock Units”) by FARO Technologies, Inc., a Florida corporation (the “Company”), to the Grantee named above, on the date indicated above, pursuant to the provisions of the Plan.

This Agreement and the Plan contain the terms and conditions governing the Restricted Stock Units. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

1. Award of Restricted Stock Units. The Company hereby confirms the grant to you as of the Grant Date and , subject to the terms and conditions of the Plan and this Agreement. Each Restricted Stock Unit represents the right to receive, once vested, one share of Stock [FOR CASH-SETTLED AWARDS ONLY: (or, in the Committee’s or its authorized delegates’ discretion, the Fair Market Value as of the Restricted Stock Unit vesting date of one share of Stock)]. Prior to their settlement or forfeiture in accordance with the terms of this Agreement, the Restricted Stock Units granted to the Grantee will be credited to an account in the Grantee’s name maintained by the Company. This account shall be unfunded and maintained for book-keeping purposes only, with the Restricted Stock Units simply representing an unfunded and unsecured contingent obligation of the Company.

2. Vesting of Restricted Stock Units; Forfeiture. [______] of the Restricted Stock Units will vest on [______], subject to Grantee’s continued Service Relationship through the applicable vesting date. [FOR AWARDS WITH MULTIPLE VESTING TRANCHES ONLY: To the extent that [____] of the Restricted Stock Units is not a whole number, any fractional Restricted Stock Units that would otherwise be scheduled to vest on the [___] vesting dates will be disregarded, and the number of Restricted Stock Units scheduled to vest on the [___] vesting date will be adjusted accordingly.] If the Grantee’s Service Relationship is terminated prior to the date the Restricted Stock Units vest , the Restricted Stock Units that have not yet vested as of the date of such termination will be immediately forfeited without further consideration or any act or action by the Grantee; provided, however, if, prior to the date the Restricted Stock Units have vested, the Grantee’s Service Relationship terminates as a result of Disability, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Restricted Stock Units, subject to such terms as the Committee, in its sole discretion, deems appropriate. Notwithstanding the vesting schedule set forth above, in the event your Service Relationship terminates as the result of your death, all of the then-unvested portion of this Award will immediately vest (for the avoidance of doubt, no more than 100% of this Award may vest under this provision).

3. Settlement of Restricted Stock Units. Subject to all terms and conditions of the Plan and to compliance with section 5 of this Agreement, each vested Restricted Stock Unit will be settled in one share of Stock [FOR CASH-SETTLED AWARDS ONLY: (or, as provided in Section 1, the Fair Market Value thereof as of the Restricted Stock Unit’s vesting date)], as soon as reasonably practicable following the vesting date (but no later than the 15th day of the third calendar month following the vesting date). [FOR CASH-SETTLED AWARDS ONLY: If settled in cash, the Grantee will receive a cash amount in payment and settlement of the vested

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Restricted Stock Units equal to the product of the Fair Market Value of a Share on the applicable vesting date, multiplied by the number of vested Restricted Stock Units. If settled in shares of Stock, the] Grantee will receive one share of Stock in payment and settlement of each vested Restricted Stock Unit, and such shares will be registered in the Grantee’s name on the books of the Company as of the vesting date. This Award and any shares of Stock issued pursuant to this Award is subject to the Company’s insider trading policies and procedures, as in effect from time to time. Further, this Award and any shares of Stock issued pursuant to this Award is subject to the Company’s clawback policy, as in effect from time to time.

4. Nontransferability of the Award. This Award shall not be transferable by the Grantee otherwise than by will or the laws of descent and distribution or as otherwise expressly permitted pursuant to the Plan.

5. Tax Withholding. Grantee acknowledges that, regardless of any action taken by the Company or, if different, Grantee’s employer or any Affiliate to which Grantee is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, state, and local taxes (including Grantee’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Grantee’s participation in the Plan and legally applicable to Grantee, (ii) Grantee’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Stock, and (iii) any other Service Recipient taxes the responsibility for which Grantee has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Stock thereunder) (collectively, the “Tax Obligations”), is and remains Grantee’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Grantee further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Stock acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Grantee’s liability for Tax Obligations or achieve any particular tax result. Further, if Grantee is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Grantee acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction.

Pursuant to such procedures as the Administrator may specify from time to time, the Company (or other applicable Service Recipient(s)) will withhold the amount required to be withheld for the payment of Tax Obligations (the “Withholding Obligations”). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Grantee to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by: (i) paying cash, (ii) having the Company withhold otherwise deliverable shares of Stock having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Grantee may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Grantee’s wages or other cash compensation paid to Grantee by the applicable Service Recipient(s), (iv) delivering to the Company shares of Stock that Grantee owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Grantee may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such shares of Stock otherwise deliverable to Grantee, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Grantee may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in shares of Stock, for tax purposes, Grantee is deemed to have been

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issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company may not withhold on a fractional share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Grantee for the value of the portion of a share of Stock, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Grantee agrees that as part of the Sell to Cover, additional shares of Stock may be sold to satisfy any associated broker or other fees. Only whole shares of Stock will be sold pursuant to a Sell to Cover. Any proceeds from the sale of shares of Stock pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Grantee in accordance with procedures the Company may specify from time to time.

Unless determined otherwise by the Administrator, the Company and/or applicable Affiliate will satisfy the Withholding Obligations by Sell to Cover. The Company does not have withholding obligations for Restricted Stock Unit vesting related to compensation for non-employee director service.

Grantee has reviewed with Grantee’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, Grantee relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Grantee understands that Grantee (and not the Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. In no event will the Company issue Grantee any shares of Stock unless and until arrangements satisfactory to the Administrator have been made for the payment of Grantee’s Withholding Obligations. If Grantee fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to the vesting terms under this Agreement or otherwise applicable to such Restricted Stock Units, or Grantee’s Withholding Obligations otherwise become due, Grantee permanently will forfeit such Restricted Stock Units to which Grantee’s Withholding Obligation relates and any right to receive shares of Stock thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company. Grantee acknowledges and agrees that the Company may permanently refuse to issue or deliver the shares of Stock if such Withholding Obligations are not delivered at the time they are due.

6. Status of Grantee. The Grantee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Restricted Stock Units unless and until they are settled in shares of Stock and registered in the Grantee’s name on the books of the Company, in accordance with section 3 above, upon vesting of the Restricted Stock Units. Neither the Plan nor this Agreement shall confer upon the Grantee any right to continue in the employ of the Company or any of its Affiliates (or to continue if any Service Relationship), nor does it interfere in any way with the right of the Company (or its Affiliates, if applicable) to terminate the employment or Service Relationship of the Grantee at any time. In no event shall the value, at any time, of this Award, the shares of Stock underlying this Award or any other benefit provided by this Agreement be included as compensation or earnings for purposes of any other compensation, retirement or benefit plan offered to employees of the Company or its subsidiaries unless otherwise specifically provided for in such plan or arrangement.

7. Powers of the Company Not Affected. The existence of this Award shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the shares of Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

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8. Interpretation by Committee. As a condition of the granting of the Restricted Stock Units, the Grantee agrees, for himself or herself and his or her legal representatives or guardians, that this Agreement shall be interpreted by the Committee and that any interpretation by the Committee of the terms of this Agreement and any determination made by the Committee pursuant to this Agreement shall be final, binding and conclusive.

9. Nature of the Award. The Grantee acknowledges and agrees that he or she understands that the value that may be realized, if any, from this Award is contingent, and depends on the future market price of the Company’s Stock, among other factors. The Grantee further confirms his or her understanding that this Award is intended to promote employee retention and stock ownership and to align employees’ interests with those of shareholders, is subject to vesting conditions and will be forfeited if vesting conditions are not satisfied.

The Grantee also acknowledges and agrees that he or she understands that (a) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) the grant of an Award is voluntary and occasional and does not create any contractual or other right to receive future awards, or benefits in lieu of Awards even if Awards have been granted repeatedly in the past; (c) all decisions with respect to any future award will be at the sole discretion of the Company; (d) the Grantee’s participation in the Plan is voluntary; (e) the value of this Award is an extraordinary item of compensation which is outside the scope of the Grantee’s employment contract with his or her actual employer, if any; (f) this Award and past or future awards are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (g) no claim or entitlement to compensation or damages arises from termination of this Award or diminution in value of this Award, and the Grantee irrevocably releases the Company and its Affiliates from any such claim that may arise.

10. Administration. The Grantee acknowledges and agrees that he or she understands that the Company and its Affiliates hold certain personal information about him or her, including, but not limited to, information such as his or her name, home address, telephone number, date of birth, salary, nationality, job title, social security number, social insurance number or other such tax identity number and details of all Awards or other entitlement to shares of Stock awarded, cancelled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Personal Data”).

The Grantee acknowledges and agrees that he or she understands that in order for the Company to process this Award and maintain a record of shares of Stock under the Plan, the Company shall collect, use, transfer and disclose Personal Data within the Company and among its Affiliates electronically or otherwise, as necessary for the implementation and administration of the Plan including, in the case of a social insurance number, for income reporting purposes as required by law. The Grantee further understands that the Company may transfer Personal Data, electronically or otherwise, to third parties, including but not limited to such third parties as outside tax, accounting, technical and legal consultants when such third parties are assisting the Company or its Affiliates in the implementation and administration of the Plan. The Grantee understands that such recipients may be located within the jurisdiction of his or her residence, or within the United States or elsewhere and are subject to the legal requirements in those jurisdictions. The Grantee understands that the employees of the Company, its Affiliates and third parties performing work related to the implementation and administration of the Plan shall have access to the Personal Data as is necessary to fulfill their duties related to the implementation and administration of the Plan. By accepting this Award, the Grantee consents, to the fullest extent permitted by law, to the collection, use, transfer and disclosure, electronically or otherwise, of the Grantee’s Personal Data by or to such entities for such purposes and accepts that this may involve the transfer of Personal Data to a country which may not have the same level of data protection law as the country in which this Agreement is executed. The Grantee confirms that if he or she has provided or, in the future, will provide Personal Data concerning third parties including beneficiaries, he or she has the consent of such third party to provide their Personal Data to the Company for the same purposes.

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The Grantee understands that he or she may, at any time, request to review the Personal Data and require any necessary amendments to it by contacting the Company in writing. As well, the Grantee may always elect to forgo participation in the Plan or any other award program.

11. Miscellaneous.

(a) This Agreement and the rights of the Grantee hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any shares of Stock acquired pursuant to the Award, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such shares.

(b) It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Grantee.

(c) The Grantee agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Agreement.

(d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or the result of a merger, consolidation or otherwise.

(f) The award of Restricted Stock Units as provided in this Agreement and any issuance of shares or payment pursuant to this Agreement are intended to be exempt from Section 409A of the Code under the short-term deferral exception specified in Treas. Reg. § 1.409A-l(b)(4).

(g) The Company may, in its sole discretion, decide to deliver any documents related to current or future participants in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

(h) To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

Deemed Acceptance of Grant. You will be deemed to have accepted this grant and its terms and conditions as provided under the Plan and this Agreement unless you notify the Company otherwise in writing before vesting. This deemed acceptance is applicable even if you do not acknowledge acceptance through the electronic process the Company may make available at the time of grant.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Grant Date.

FARO TECHNOLOGIES, INC.

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By: ___________________________
Name: Peter J. Lau
Title: President & CEO

GRANTEE

Signed Electronically

Name: ____________________

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FARO Technologies, Inc. 2022 Equity Incentive Plan Restricted Stock Unit Award Agreement (Performance‐Based)

You have been selected to participate in the FARO Technologies, Inc. 2022 Equity Incentive Plan (the “Plan”), as specified below:

Grantee: _________________
Grant Date: ______________
Target Number of Restricted Stock Units: ________

THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) evidences the grant of restricted stock units (the “Restricted Stock Units”) by FARO Technologies, Inc., a Florida corporation (the “Company”), to the Grantee named above, on the date indicated above, pursuant to the provisions of the Plan.

This Agreement and the Plan contain the terms and conditions governing the Restricted Stock Units. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan’s terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

1. Award of Restricted Stock Units. The Company hereby confirms the grant to you, as of the Grant Date and subject to the terms and conditions of this Agreement and the Plan, of an award of Restricted Stock Units in an amount initially equal to the Target Number of Restricted Stock Units specified above. The number of Restricted Stock Units that may actually be earned and become eligible to vest pursuant to this Award can be between [__]% and [__]% of the Target Number of Restricted Stock Units. Each Restricted Stock Unit that is earned as a result of the performance goals specified in Exhibit A to this Agreement having been satisfied and which thereafter vests represents the right to receive one share of Stock (or, in the Committee’s or its authorized delegates’ discretion, the Fair Market Value as of the Restricted Stock Unit vesting date of one share of Stock). Prior to their settlement or forfeiture in accordance with the terms of this Agreement, the Restricted Stock Units granted to the Grantee will be credited to an account in the Grantee’s name maintained by the Company. This account will be unfunded and maintained for book-keeping purposes only, with the Restricted Stock Units simply representing an unfunded and unsecured contingent obligation of the Company.

2. Vesting of Restricted Stock Units; Forfeiture. Except as otherwise provided herein and in the
Plan, the number of Restricted Stock Units determined to have been earned in accordance with Exhibit A attached hereto as of the end of the Performance Period specified in Exhibit A will vest on the date the Committee certifies such performance results (assuming Grantee’s Service Relationship through such date), which will be no later than the Scheduled Vesting Date specified in Exhibit A. Except as otherwise provided in Exhibit A, if Grantee’s Service Relationship is terminated prior to the date the Restricted Stock Units vest, the Restricted Stock Units that have not yet vested as of the date of such termination will be immediately forfeited without further consideration or any act or action by the Grantee; provided, however, if, prior to the date the Restricted Stock Units have vested, the Grantee’s Service Relationship terminates as a result of Disability, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Restricted Stock Units, subject to such terms as the Committee, in its sole discretion, deems appropriate. Please refer to section [__] of Exhibit A for vesting related to death.

3. Settlement of Restricted Stock Units. Subject to all terms and conditions of the Plan and to compliance with section 5 of this Agreement, each vested Restricted Stock Unit will be settled in one share of stock [FOR CASH-SETTLED AWARDS ONLY: (or, as provided in Section 1, the Fair Market Value thereof as of the Restricted Stock Unit’s vesting date)], as soon as reasonably practicable following the vesting date (but in no event later than the 15th day of the third calendar month following the vesting date). [FOR

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CASH-SETTLED AWARDS ONLY: If settled in cash, the Grantee will receive a cash amount in payment and settlement of the vested Restricted Stock Units equal to the product of the Fair Market Value of a share of Stock on the applicable vesting date, multiplied by the number of vested Restricted Stock Units. If settled in shares of Stock, the] Grantee will receive one share of Stock in payment and settlement of each vested Restricted Stock Unit, and such shares will be registered in the Grantee’s name on the books of the Company as of the vesting date. This Agreement and any shares of Stock issued pursuant to this Agreement is subject to the Company’s insider trading policies and procedures, as in effect from time to time. Further, this Agreement and any shares of Stock issued pursuant to this Agreement is subject to the Company’s clawback policy, as in effect from time to time.

4. Nontransferability of the Award. This Award shall not be transferable by the Grantee otherwise than by will or the laws of descent and distribution or as otherwise expressly permitted pursuant to the Plan.

5. Tax Withholding. Grantee acknowledges that, regardless of any action taken by the Company or, if different, Grantee’s employer or any Affiliate to which Grantee is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, including, without limitation, (i) all federal, state, and local taxes (including Grantee’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Grantee’s participation in the Plan and legally applicable to Grantee, (ii) Grantee’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Stock, and (iii) any other Service Recipient taxes the responsibility for which Grantee has, or has agreed to bear, with respect to the Restricted Stock Units (or settlement thereof or issuance of Stock thereunder) (collectively, the “Tax Obligations”), is and remains Grantee’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Grantee further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Stock acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate Grantee’s liability for Tax Obligations or achieve any particular tax result. Further, if Grantee is subject to Tax Obligations in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, Grantee acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction.

Pursuant to such procedures as the Administrator may specify from time to time, the Company (or other applicable Service Recipient(s)) will withhold the amount required to be withheld for the payment of Tax Obligations (the “Withholding Obligations”). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Grantee to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by: (i) paying cash, (ii) having the Company withhold otherwise deliverable shares of Stock having a fair market value equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Grantee may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Grantee’s wages or other cash compensation paid to Grantee by the applicable Service Recipient(s), (iv) delivering to the Company shares of Stock that Grantee owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Grantee may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such shares of Stock otherwise deliverable to Grantee, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the

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minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Grantee may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in shares of Stock, for tax purposes, Grantee is deemed to have been issued the full number of shares of Stock subject to the vested Restricted Stock Units, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company may not withhold on a fractional share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Grantee for the value of the portion of a share of Stock, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Grantee agrees that as part of the Sell to Cover, additional shares of Stock may be sold to satisfy any associated broker or other fees. Only whole shares of Stock will be sold pursuant to a Sell to Cover. Any proceeds from the sale of shares of Stock pursuant to a Sell to Cover that are in excess of the Withholding Obligations and any associated broker or other fees will be paid to Grantee in accordance with procedures the Company may specify from time to time.

Unless determined otherwise by the Administrator, the Company and/or applicable Affiliate will satisfy the Withholding Obligations by Sell to Cover. The Company does not have withholding obligations for Restricted Stock Unit vesting related to compensation for non-employee director service.

Grantee has reviewed with Grantee’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, Grantee relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Grantee understands that Grantee (and not the Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. In no event will the Company issue Grantee any shares of Stock unless and until arrangements satisfactory to the Administrator have been made for the payment of Grantee’s Withholding Obligations. If Grantee fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Restricted Stock Units otherwise are scheduled to vest pursuant to the vesting terms under this Agreement or otherwise applicable to such Restricted Stock Units, or Grantee’s Withholding Obligations otherwise become due, Grantee permanently will forfeit such Restricted Stock Units to which Grantee’s Withholding Obligation relates and any right to receive shares of Stock thereunder and such Restricted Stock Units will be returned to the Company at no cost to the Company. Grantee acknowledges and agrees that the Company may permanently refuse to issue or deliver the shares of Stock if such Withholding Obligations are not delivered at the time they are due.

6. Status of Grantee. The Grantee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Restricted Stock Units unless and until they are settled in shares of Stock and registered in the Grantee’s name on the books of the Company, in accordance with section 3 above, upon vesting of the Restricted Stock Units. Neither the Plan nor this Agreement shall confer upon the Grantee any right to continue in the employ of the Company or any of its Affiliates (or continue in any Service Relationship), nor does it interfere in any way with the right of the Company (or any Affiliate, if applicable) to terminate the employment or Service Relationship of the Grantee at any time. In no event shall the value, at any time, of this Award, the shares of Stock underlying this Award or any other benefit provided by this Agreement be included as compensation or earnings for purposes of any other compensation, retirement or benefit plan offered to employees of the Company or its subsidiaries unless otherwise specifically provided for in such plan or arrangement.

7. Powers of the Company Not Affected. The existence of this Award shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or

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any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock senior to or affecting the shares of Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

8. Interpretation by Committee. As a condition of the granting of the Restricted Stock Units, the Grantee agrees, for himself or herself and his or her legal representatives or guardians, that this Agreement shall be interpreted by the Committee and that any interpretation by the Committee of the terms of this Agreement and any determination made by the Committee pursuant to this Agreement shall be final, binding and conclusive.

9. Nature of the Award. The Grantee acknowledges and agrees that he or she understands that the value that may be realized, if any, from this Award is contingent, and depends on the future market price of the Company’s Stock, among other factors. The Grantee further confirms his or her understanding that this Award is intended to promote employee retention and stock ownership and to align employees’ interests with those of shareholders, is subject to vesting conditions and will be forfeited if vesting conditions are not satisfied.

The Grantee also acknowledges and agrees that he or she understands that (a) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (b) the grant of an Award is voluntary and occasional and does not create any contractual or other right to receive future awards, or benefits in lieu of Awards even if Awards have been granted repeatedly in the past; (c) all decisions with respect to any future award will be at the sole discretion of the Company; (d) the Grantee’s participation in the Plan is voluntary; (e) the value of this Award is an extraordinary item of compensation which is outside the scope of the Grantee’s employment contract with his or her actual employer, if any; (f) this Award and past or future awards are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; and (g) no claim or entitlement to compensation or damages arises from termination of this Award or diminution in value of this Award, and the Grantee irrevocably releases the Company and its Affiliates from any such claim that may arise.

10. Administration. The Grantee acknowledges and agrees that he or she understands that the Company and its Affiliates hold certain personal information about him or her, including, but not limited to, information such as his or her name, home address, telephone number, date of birth, salary, nationality, job title, social security number, social insurance number or other such tax identity number and details of all Awards or other entitlement to shares of Stock awarded, cancelled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Personal Data”).

The Grantee acknowledges and agrees that he or she understands that in order for the Company to process this Award and maintain a record of Shares under the Plan, the Company shall collect, use, transfer and disclose Personal Data within the Company and among its Affiliates electronically or otherwise, as necessary for the implementation and administration of the Plan including, in the case of a social insurance number, for income reporting purposes as required by law. The Grantee further understands that the Company may transfer Personal Data, electronically or otherwise, to third parties, including but not limited to such third parties as outside tax, accounting, technical and legal consultants when such third parties are assisting the Company or its Affiliates in the implementation and administration of the Plan. The Grantee understands that such recipients may be located within the jurisdiction of his or her residence, or within the United States or elsewhere and are subject to the legal requirements in those jurisdictions. The Grantee understands that the employees of the Company, its Affiliates and third parties performing work related to the implementation and administration of the Plan shall have access to the Personal Data as is necessary to fulfill their duties related to the implementation and administration of the Plan. By accepting this Award, the Grantee consents, to the fullest extent permitted by law, to the collection, use, transfer and disclosure, electronically or otherwise, of the Grantee’s Personal Data by or to such entities for such purposes and accepts that this may involve the transfer of Personal Data to a country which may not have

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the same level of data protection law as the country in which this Agreement is executed. The Grantee confirms that if he or she has provided or, in the future, will provide Personal Data concerning third parties including beneficiaries, he or she has the consent of such third party to provide their Personal Data to the Company for the same purposes.

The Grantee understands that he or she may, at any time, request to review the Personal Data and require any necessary amendments to it by contacting the Company in writing. As well, the Grantee may always elect to forgo participation in the Plan or any other award program.

11. Miscellaneous.

(a) This Agreement and the rights of the Grantee hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any shares of Stock acquired pursuant to the Award, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under applicable federal and state tax law, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, and under any blue sky or state securities laws applicable to such shares of Stock.

(b) It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Grantee.

(c) The Grantee agrees to take all steps necessary to comply with all applicable provisions of federal and state securities and tax laws in exercising his or her rights under this Agreement.

(d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase of all or substantially all of the business and/or assets of the Company, or the result of a merger, consolidation or otherwise.

(f) The award of Restricted Stock Units as provided in this Agreement and any issuance of shares of Stock or payment pursuant to this Agreement are intended to be exempt from Section 409A of the Code under the short-term deferral exception specified in Treas. Reg. § 1.409A-l(b)(4).

(g) The Company may, in its sole discretion, decide to deliver any documents related to current or future participants in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company for purposes of administering the Award.

(h) To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida.

Deemed Acceptance of Grant. You will be deemed to have accepted this grant and its terms and conditions as provided under the Plan and this Agreement unless you notify the Company otherwise in writing before vesting. This deemed acceptance is applicable even if you do not acknowledge acceptance through the electronic process the Company may make available at the time of grant.

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*****

Date.
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Grant
FARO TECHNOLOGIES, INC.

By:      Name: Peter J. Lau
Title: President & CEO

GRANTEE
Signed Electronically
Name:
EXHIBIT A
To Restricted Stock Unit Award Terms and Conditions

PERFORMANCE METRICS

Performance Period: __________ through __________
Scheduled Vesting Date: The date, not to exceed 30 calendar days following the conclusion of the above performance period, on which the Committee certifies (i) the degree to which the applicable performance objectives for the Performance Period have been satisfied, and (ii) the number of Restricted Stock Units that have been earned during the Performance Period and will vest, as determined in accordance with this Exhibit A.

1. Units Earned; Vesting. Subject to the terms of the Restricted Stock Unit Award Agreement (“Agreement”) of which this Exhibit A is a part, the number of Restricted Stock Units that will be earned during the Performance Period and will vest as of the Scheduled Vesting Date as set forth above will be determined as provided below. Any capitalized term used in this Exhibit A that is not defined herein will have the meaning given to it in the Agreement or the Plan.

2. Performance Objectives. The Restricted Stock Units subject to this Award may be earned based on the [____] as described in section 3 below, subject to the limitation described in section 4 below, if applicable.

3. [APPLICABLE PERFORMANCE GOALS TO BE INSERTED HERE]

4. [APPLICABLE LIMITATIONS TO BE INSERTED HERE]

5. Change in Control. [APPLICABLE CHANGE IN CONTROL TREAMENT TO BE INSERTED HERE IF DIFFERENT FROM THE PLAN]

6. Treatment Upon Death of Grantee. [APPLICABLE TREAMENT UPON DEATH TO BE INSERTED HERE]

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Form for SEC Filing